                                                                   EXHIBIT 10.11


                            STOCKHOLDERS' AGREEMENT

          STOCKHOLDERS' AGREEMENT, dated as of July 31, 1997, among MJD Communications, Inc., a Delaware corporation (the "Company"); Carousel Capital
                                                   -------
Partners, L.P., a Delaware limited partnership ("Carousel"); Kelso Investment
                                                 --------
Associates V, L.P., a Delaware limited partnership ("KIA V"), and Kelso Equity
                                                     -----
Partners V, L.P., a Delaware limited partnership ("KEP V", together with KIA V,
                                                   -----
"Kelso");  MJD Partners, L.P., a Delaware limited partnership ("MJD Partners");
 -----                                                          ------------
MJD Partners, Inc., a Delaware corporation ("MJD Inc."); Bugger Associates,
                                             --------
Inc., a Delaware corporation ("Bugger"), Daniel G. Bergstein ("Bergstein"),
                               ------                          ---------
Meyer Haberman, Eugene B. Johnson ("Johnson") and Jack H. Thomas ("Thomas",
                                    -------                        ------
collectively, the "MJD Principals"); Joel Bergstein, Michael Bergstein and Lindy
                   --------------
Sobel Bergstein; and those employees of the Company listed on Schedule A attached hereto (collectively, the "Management Stockholders"). Schedule A shall
                                    -----------------------
be updated from time to time to include each Management Stockholder who becomes a party to this Agreement after the date hereof pursuant to Section 14.
Carousel and Kelso are hereinafter referred to collectively as the "Investor
                                                                    --------
Stockholders".  For purposes of this Agreement, KIA V and KEP shall be deemed to
------------
be a single Investor Stockholder. The Investor Stockholders, MJD Partners, Bugger, Johnson, Thomas and the Management Stockholders are hereinafter referred to collectively as the "Stockholders".
                        ------------

          Capitalized terms used herein without definition are defined in
Section 16.

          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

          1.  Restrictions on Transfer of Common Stock.   1.1  Restrictions on
              ----------------------------------------         ---------------
Transfers by Kelso.  (a)  Prior to the fourth anniversary of the date hereof, no
------------------
shares of Common Stock or any interest therein now or hereafter owned by Kelso may be Transferred, except for any (i) involuntary Transfer to a third party
                                    -
permitted under Section 5, (ii) sale to one or more third parties pursuant to
                            --
Section 1.1(b), Section 3.3 ("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights") or Section 6 ("Auction Sale Procedure") or (iii) Transfer to a Kelso
                                                     ---
Permitted Assignee that agrees to be bound by the terms of this Agreement pursuant to Section 15.4.

          (b) At any time after a Board Event (other than as a result of the operation of clause (iii) or (v) of the definition thereof), Kelso may sell any shares of Common Stock held by it to one or more third parties, provided that
                                                                --------
Carousel consents
in writing to such sale and such sale is made in compliance with the provisions of Section 3.2 ("Right of First Offer") and Section 3.3 ("Tag-Along Rights").

          1.2. Restrictions on Transfers by Carousel.  (a)  Prior to the fourth
               -------------------------------------
anniversary of the date hereof, no shares of Common Stock or any interest therein now or hereafter owned by Carousel may be Transferred, except for any
(i) involuntary Transfer to a third party permitted under Section 5, (ii) sale
 -                                                                    --
to one or more third parties pursuant to Section 1.2(b), Section 3.3 ("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights") or Section 6 ("Auction Sale Procedure") or (iii) Transfer to a Carousel Permitted Assignee that agrees to be
                ---
bound by the terms of this Agreement pursuant to Section 15.4.

          (b) At any time after a Board Event (other than as a result of the operation of clause (iii) or (v) of the definition thereof), Carousel may sell any shares of Common Stock held by it to one or more third parties, provided
                                                                    --------
that Kelso consents in writing to such sale and such sale is made in compliance with the provisions of Section 3.2 ("Right of First Offer") and Section 3.3 ("Tag-Along Rights").

          1.3. Restrictions on Transfers by MJD Partners and Bugger.  (a)  Prior
               ----------------------------------------------------
to the fourth anniversary of the date hereof, no shares of Common Stock or any interest therein now or hereafter owned by MJD Partners or Bugger may be Transferred, except for any (i) involuntary Transfer to a third party permitted
                             -
under Section 5, (ii) sale to one or more third parties pursuant to Section 3.3
                  --
("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights") or Section 6 ("Auction Sale Procedure") or (iii) sale pursuant to Section 1.5 ("De Minimis Transfer").
                     ---

          (b) If the Investor Stockholders collectively increase their investment in the Company by $10 million or more in accordance with Section 8 prior to the fourth anniversary of the date hereof, then, after the restrictions set forth in Section 1.3(a) lapse, no shares of Common Stock or any interest therein now or hereafter owned by MJD Partners may be Transferred until such time as the Investor Stockholders (and their respective Permitted Assignees) collectively own less than 50% of the greatest number of shares of Common Stock owned by the Investor Stockholders at any time prior to the fourth anniversary of the date hereof (the "50% Condition"), except for any (i) involuntary
                         -------------                    -
Transfer to a third party permitted under Section 5, (ii) Transfer, authorized
                                                      --
by the prior written approval (not to be unreasonably withheld) of the Board (excluding members who are designees of MJD Partners), to an Affiliate of MJD Partners that agrees to be bound by the terms of this Agreement pursuant to
Section 15.4, (iii) sale to one or more third parties pursuant to Section 3.3
               ---
("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights") or Section 6 ("Auction Sale Procedure"),

(iv) sale pursuant to a Registration in accordance with the Registration Rights
 --
Agreement or (v) sale pursuant to Section 1.5 ("De Minimis Transfer").
              -

          1.4. Restrictions on Transfers by MJD Principals.  (a)  Until such
               --------------------------------------------
time as the 50% Condition shall have been satisfied, no interest in MJD Partners now or hereafter owned by any MJD Principal may be Transferred, except, subject to Section 15.4, for (i) any Transfer pursuant to Section 1.5 ("De Minimis
                      -
Transfer"), (ii) any Transfer from one MJD Principal to another MJD Principal or
             --
to a Management Stockholder, provided that, in the case of a Transfer by Johnson
                             --------
or Thomas, such Transfer must be authorized by the prior written approval of the Board (excluding members who are designees of MJD Partners), and in the case of a Transfer by any other MJD Principal, such Transfer must not be consummated until after receipt by the Company of reasonable prior written notice thereof,
(iii) any Transfer for estate-planning purposes of such MJD Principal, provided
 ---                                                                   --------
that such Transfer must be authorized by the prior written approval (not to be unreasonably withheld) of the Board (excluding members who are designees of MJD Partners) (other than a Transfer by a Founder after receipt by the Company of reasonable prior written notice of the material terms of such Transfer), to (A)
                                                                             -
a trust under which the distribution of such interest in MJD Partners may be made only to beneficiaries who are such MJD Principal, his spouse, his parents, members of his immediate family or his lineal descendants, (B) a charitable
                                                            -
remainder trust, the income from which will be paid to such MJD Principal during his life, (C) a corporation, the stockholders of which are only such MJD
           -
Principal, his spouse, his parents, members of his immediate family or his lineal descendants or (D) a partnership or limited liability company, the
                       -
partners or members of which are only such MJD Principal, his spouse, his parents, members of his immediate family or his lineal descendants or (iv) any
                                                                       --
Transfer, in case of his death, by will or by the laws of intestate succession, to his executors, administrators, testamentary trustees, legatees or beneficiaries. Any transferee pursuant to clause (ii) above shall be deemed to be a "MJD Principal" for all purposes of this Agreement.

          (b) Until such time as the 50% Condition shall have been satisfied, no interest in MJD Inc. now or hereafter owned by any MJD Principal may be Transferred, except, subject to Section 15.4, for (i) any Transfer from one MJD
                                                   -
Principal to another MJD Principal, provided that, in the case of a Transfer by
                                    --------
Johnson or Thomas, such Transfer must be authorized by the prior written approval of the Board (excluding members who are designees of MJD Partners), and in the case of a Transfer by any other MJD Principal, such Transfer may not be consummated until after receipt by the Company of reasonable prior written notice thereof, (ii) any Transfer for estate-planning purposes of such MJD
                 --
Principal, authorized by the prior written approval (not to be unreasonably withheld) of the Board (excluding members who are designees of MJD Partners) (other than a Transfer by a Founder after receipt by the Company of reasonable prior written notice of the material terms of such Transfer), to (A) a trust under which the distribution of such interest in MJD
               -
Inc. may be made only to beneficiaries who are such MJD Principal, his spouse, his parents, members of his immediate family or his lineal descendants, (B) a
                                                                         -
charitable remainder trust, the income from which will be paid to such MJD Principal during his life, (C) a corporation, the stockholders of which are only
                            -
such MJD Principal, his spouse, his parents, members of his immediate family or his lineal descendants or (D) a partnership or limited liability company, the
                           -
partners or members of which are only such MJD Principal, his spouse, his parents, members of his immediate family or his lineal descendants or (iii) any
                                                                       ---
Transfer, in case of his death, by will or by the laws of intestate succession, to his executors, administrators, testamentary trustees, legatees or beneficiaries.

          (c) So long as this Agreement shall remain in full force and effect, no interest in MJD Partners now or hereafter owned by MJD Inc. may be Transferred.

          1.5  De Minimis Transfers.  MJD Partners and the Founders may Transfer
               --------------------
shares of Common Stock owned directly by them and the Founders may Transfer limited partnership interests in MJD Partners, in either case, to one or more third parties, provided that, in the aggregate (considering all Transfers by MJD
               --------
Partners and the Founders), the sum of all such Transferred shares of Common Stock and Indirect Shares of Common Stock (as defined below) constitute no more than the lesser of (a) shares of Common Stock with a Fair Market Value (as
                    -
defined in Section 4.7) of $5 million and (b) 20% of the aggregate number of
                                           -
shares of Common Stock owned by the Founders and MJD Partners on the Closing Date. "Indirect Shares of Common Stock" shall mean the number of shares of Common Stock indirectly represented by the limited partnership interests in MJD Partners Transferred pursuant to this Section 1.5.

          1.6  Restrictions on Transfers by Management Stockholders.  Until such
               ----------------------------------------------------
time as the 50% Condition shall have been satisfied, no Management Stockholder may Transfer any shares of Common Stock or any interest therein now or hereafter owned by such Management Stockholder except, subject to Section 15.4, (a) for
                                                                       -
any (i) Transfer from a Management Stockholder to MJD Partners or to any MJD
     -
Principal, provided that such Transfer must be authorized by the prior written
           --------
approval (not to be unreasonably withheld) of the Board (excluding members who are designees of MJD Partners), (ii) involuntary Transfer to a third party
                                 --
permitted under Section 5, (iii) sale to one or more third parties pursuant to
                            ---
Section 3.3 ("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights") or Section 6 ("Auction Sale Procedure") or (iv) sale pursuant to a Registration in accordance
                               --
with the Registration Rights Agreement, (b) for any Transfer for estate-planning
                                         -
purposes of such Management Stockholder,
authorized by the prior written approval (not to be unreasonably withheld) of the Board (excluding such Management Stockholder and other members of the Board who are designees of MJD Partners), to (i) a trust under which the distribution
                                        -
of the shares of Common Stock may be made only to beneficiaries who are such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants, (ii) a charitable
                                                        --
remainder trust, the income from which will be paid to such Management Stockholder during his or her life, (iii) a corporation, the stockholders of
                                     ---
which are only such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants or (iv) a partnership or limited liability company, the partners or members of
    --
which are only such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants or (c) for any Transfer in case of his or her death, by will or by the laws of
    -
intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries.

          1.7. Treatment of Certain Bergstein Family Members.  Each of Joel
               ---------------------------------------------
Bergstein, Michael Bergstein and Lindy Sobel Bergstein hereby acknowledges that all shares of Common Stock and all interests therein now or hereafter owned by such Person shall for all purposes of this Agreement be treated as if such shares and interests were owned by Bugger and each such Person has as of the date hereof granted Bugger an irrevocable power of attorney directing Bugger to exercise all rights and perform all obligations hereunder and under the Registration Rights Agreement in respect of such Person's shares and interests so long as this Agreement shall remain in full force and effect.

          2.  Sales by MJD Partners to Third Parties.   2.1  General.  (a)  At
              --------------------------------------         -------
any time after the restrictions on Transfers set forth in Section 1.3 are no longer applicable, MJD Partners may sell any shares of Common Stock held by it to one or more third parties, provided that such sale is made in compliance with
                              --------
the provisions of Section 2.2 ("Right of First Refusal") and Section 2.3 ("Tag-Along Rights"). For purposes of this Section 2, a sale to a third party shall not include a Transfer by MJD Partners (i) pursuant to a Registration in
                                        -
accordance with the Registration Rights Agreement or (ii) pursuant to Section
                                                      --
1.5 ("De Minimis Transfer"), Section 3.3 ("Tag-Along Rights"), Section 3.4 ("Drag-Along Rights"), Section 5 ("Involuntary Transfers") or Section 6 ("Auction Sale Procedure").

          (b) Notwithstanding the foregoing provisions of Section 2.1(a), in the event that the 50% Condition shall have been satisfied at the time the restrictions on Transfers set forth in Section 1.3 are no longer applicable, then MJD Partners shall not be required to comply with the provisions of Section
2.2 and may sell any shares of

Common Stock held by it to one or more third parties, provided that such sale is
                                                      --------
made in compliance with Section 2.3 ("Tag-Along Rights") and Section 15.4.

          2.2. Right of First Refusal.  (a)  Procedure.  Subject to Section
               ----------------------        ---------
2.1(b), if at any time after the restrictions on Transfers set forth in Section
1.3 are no longer applicable MJD Partners shall have received a bona fide offer
                                                                ---- ----
or offers from a third party or parties to purchase any shares of Common Stock, then prior to selling such shares of Common Stock to such third party or parties MJD Partners shall deliver to the Company and the Investor Stockholders a letter signed by it setting forth:

          (i)   the name(s) of such third party or parties;

          (ii) the purchase price per share of Common Stock offered by such third party or parties;

          (iii) all material terms and conditions contained in the offer of the third party or parties;

          (iv) MJD Partners' offer (irrevocable by its terms for 30 days following receipt) to sell to the Company all (but not less than all) of the shares of Common Stock covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to the Company than those contained in the offer of the third party or parties (the "Offer"); and
                                  -----

          (v) closing arrangements and a closing date not less than 60 nor more than 90 days following the delivery of such letter (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents, provided MJD Partners covenants to use commercially
                             --------
     reasonable efforts to obtain such approvals and consents) for any purchase and sale that may be effected by the Company.

          (b)  Effecting Sales.  Subject to Sections 2.2(c) and (d), if, upon
               ---------------
the expiration of 30 days following receipt by the Company and the Investor Stockholders of the letter described in Section 2.2(a), neither the Company nor any Permitted Assignee as provided in Sections 2.2(c) and (d) shall have accepted the Offer, MJD Partners shall have the right, subject to Section 2.3, to sell to such third party or parties all (but not less than all) of the shares of Common Stock covered by the Offer, for a purchase price and on other terms and conditions no less favorable to MJD Partners than those contained in the Offer. If MJD Partners has not signed a binding purchase agreement (subject to customary closing conditions) with such third party or parties within 45 days of the expiration of such 30 day period or if such sale has not been completed within 120 days (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents) from the expiration of such 30 day period, the shares of Common Stock covered by such Offer may not thereafter be sold by MJD Partners unless the procedures set forth in this Section 2.2 shall have again been complied with. If the Company or any Permitted Assignee shall have accepted the Offer, the closing of the purchase and sale pursuant to such acceptance shall take place as set forth in MJD Partners' letter to the Company and the Investor Stockholders.

          (c)  Right of Investor Stockholders to Purchase.  In the event that
               ------------------------------------------
neither Investor Stockholder shall have Transferred any shares of Common Stock or any interest therein now or hereafter owned by it to any Person (other than to a Permitted Assignee) at the time of the Offer and the Company shall not have exercised its right to accept the Offer within 20 days of receipt by the Company and the Investor Stockholders of the letter giving rise to such right, then the Investor Stockholders shall have the right to require the Company to assign such right to them or one or more Permitted Assignees and the Investor Stockholders or such Permitted Assignees, as the case may be, shall have the right to purchase that portion of the shares covered by the Offer equal to their pro rata
                                                                        --- ----
interest in the Company (based on the percentage of outstanding shares of Common Stock owned by each of them on the date of such Offer) or such other portion of such shares as the Investor Stockholders may agree upon, provided that such
                                                         --------
right must be exercised prior to the expiration of 30 days following receipt by the Company and the Investor Stockholders of the letter described in Section 2.2(a).

          (d)  Right of One Investor Stockholder to Purchase.  In the event that
               ---------------------------------------------
only one Investor Stockholder shall have Transferred any shares of Common Stock or any interest therein now or hereafter owned by it to any Person (other than to a Permitted Assignee) at the time of the Offer and the Company shall not have exercised its right to accept the Offer within 20 days of receipt by the Company and the Investor Stockholders of the letter giving rise to such right, then the Investor Stockholder which has not Transferred any shares of Common Stock or any interest therein now or hereafter owned by it to any Person (other than to a Permitted Assignee) shall have the right to require the Company to assign such right to it or its Permitted Assignees and such Investor Stockholder or its Permitted Assignees, as the case may be, shall have the right to purchase the shares covered by the Offer, provided that such right must be exercised prior to
                             --------
the expiration of 30 days following receipt by the Company and the Investor Stockholders of the letter described in Section 2.2(a). Such Investor Stockholder may, with the consent of the other Investor Stockholder, assign its right to purchase all or a portion of the shares covered by the Offer to the other Investor

Stockholder or its Permitted Assignees, provided that such right must be
                                        --------
exercised prior to the expiration of 30 days following receipt by the Company and the Investor Stockholders of the letter described in Section 2.2(a).

          2.3. Tag-Along Rights.  If neither the Company nor any Permitted
               ----------------
Assignee shall have accepted the Offer pursuant to Section 2.2 or if Section 2.1(b) is applicable and MJD Partners shall have agreed to sell to a third party or parties the shares of Common Stock covered by the Offer or otherwise if
Section 2.1(b) is applicable and such shares represent more than 50% of the aggregate number of shares of Common Stock owned by MJD Partners on the Closing Date, then MJD Partners must offer each Stockholder a pro rata right to
                                                      --- ----
participate in such sale with respect to such Stockholder's shares of Common Stock, for a purchase price per share of Common Stock equal to the purchase price per share of Common Stock being paid for MJD Partners' shares and on other terms and conditions not less favorable to such Stockholder than those applicable to MJD Partners.

          3.  Sales by Investor Stockholders to Third Parties.   3.1  General.
              -----------------------------------------------         -------
At any time after the fourth anniversary of the date hereof, Carousel and Kelso may each sell any shares of Common Stock held by it to one or more third parties, provided that such sale is made in compliance with the provisions of
         --------
Section 3.2 ("Right of First Offer") and Section 3.3 ("Tag-Along Rights"). For purposes of this Section 3, a sale to a third party shall not include a Transfer by either Investor Stockholder (a) to any Permitted Assignee, (b) pursuant to
                                -                              -
Section 2.3 ("Tag-Along Rights"), (c) pursuant to a Registration in accordance
                                   -
with the Registration Rights Agreement or (d) pursuant to Section 5
                                           -
("Involuntary Transfers") or Section 6 ("Auction Sale Procedure").

          3.2. Right of First Offer.  (a)  Procedure.  Subject to Section 3.1,
               --------------------        ---------
if at any time after the date hereof, (i) either Investor Stockholder desires to
                                       -
sell any of the shares of Common Stock held by it (the "Offering Investor
                                                        -----------------
Stockholder") and (ii) MJD Partners continues to own at least 20% of the
-----------        --
aggregate number of shares of Common Stock owned by MJD Partners on the Closing Date, then prior to selling such shares of Common Stock to any third party or parties, the Offering Investor Stockholder shall deliver to the other Investor Stockholder and MJD Partners a letter signed by it setting forth the number of shares of Common Stock the Offering Investor Stockholder desires to sell (the "Sale Notice"). Within 30 days of receipt of the Sale Notice, the other
 -----------
Investor Stockholder and MJD Partners may make an offer to purchase (i) the
                                                                     -
portion of such shares of Common Stock offered by the Offering Investor Stockholder equal to their pro rata interest in the Company (based on the
                           --- ----
percentage of outstanding shares of Common Stock owned by each of them on the date of the Sale Notice), (ii) such other portion of such shares as the other
                           --
Investor Stockholder and MJD Partners may agree upon or (iii), in the event
                                                         ---
either the other Investor Stockholder or MJD Partners does not exercise such right, all shares of Common Stock offered by the Offering Investor Stockholder, by delivering written notice to the Offering Investor Stockholder setting forth:

          (i) the number of shares of Common Stock to be purchased and the prospective purchase price per share of Common Stock;

          (ii)   any other material terms and conditions to such purchase;

          (iii) evidence reasonably satisfactory to such Investor Stockholder for the financing of such purchase; and

          (iv) closing arrangements and a closing date not less than 30 nor more than 90 days following the delivery of such notice (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents).

          (b)   Effecting Sales.  If, upon the expiration of 30 days following
                ---------------
receipt by the other Investor Stockholder and MJD Partners of the Sale Notice, neither the other Investor Stockholder nor MJD Partners shall have made an offer to purchase the shares of Common Stock covered by the Sale Notice, the Offering Investor Stockholder may sell to a third party or parties any of the shares of Common Stock covered by the Sale Notice for whatever price and upon whatever other terms and conditions the Offering Investor Stockholder may agree to, provided that the Offering Investor Stockholder and the third party execute a
--------
binding purchase agreement (subject to customary closing conditions) within 120 days after the expiration of such 30 day period and consummate the closing thereunder within 120 days (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents) from the execution of the binding purchase agreement. If the other Investor Stockholder and/or MJD Partners shall have made an offer to purchase the shares of Common Stock covered by the Sale Notice, then the Offering Investor Stockholder may either (i) accept
                                                                       -
such offer and the sale of such shares of Common Stock shall be consummated as soon as practicable after the delivery of a notice of acceptance by the Offering Investor Stockholder, but in any event within 90 days of the delivery of the Sale Notice (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents), or (ii) reject such offer,
                                                         --
by written notice delivered to the other Investor Stockholder and MJD Partners within 20 days of the delivery to the Offering Investor Stockholder of such offer, in which case the Offering Stockholder shall have the right to sell to a third party or parties all (but not less than all) of the shares of Common Stock covered by the Sale Notice, for a purchase price and on other terms and conditions no less favorable to the Offering Investor Stockholder than those contained in the other Investor Stockholder's and/or MJD Partners' offer, provided that the Offering Investor Stockholder and the third party purchaser
--------
execute a binding purchase agreement (subject to customary closing conditions) within 120 days of the other Investor Stockholder's and/or MJD Partners' offer and consummate the closing thereunder within 120 days (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents) from the execution of the binding purchase agreement. If the Offering Investor Stockholder and a third party purchaser do not execute such a purchase agreement or close such transaction within the time periods set forth in the proviso of the preceding sentence, then the shares of Common Stock covered by such Sale Notice may not thereafter be sold by the Offering Investor Stockholder unless the procedures set forth in this Section 3.2 shall have again been complied with. Any offer by the other Investor Stockholder or MJD Partners pursuant to this Section 3.2(b) shall not preclude either of them from making additional offers for such shares or participating in any auction relating to the sale of any such shares.

          (c)  Sale of Assets.  The provisions of Sections 3.2(a) and (b) shall
               --------------
apply, mutatis mutandis, in the event of a proposed sale of all or substantially
       ------- --------
all of the assets of the Company and its subsidiaries.

          3.3. Tag-Along Rights.  If at any time after the fourth anniversary of
               ----------------
the date hereof or as otherwise permitted by Section 1.1(b) or 1.2(b), as the case may be, either Carousel or Kelso shall have agreed to sell to one or more third parties any shares of Common Stock owned by such Investor Stockholder (the "Selling Investor Stockholder"), which together with all shares of Common Stock
 ----------------------------
previously sold by the Selling Investor Stockholder, represent more than 50% of the aggregate number of shares of Common Stock owned by the Selling Investor Stockholder on the Closing Date, then the Selling Investor Stockholder must offer the other Stockholders a pro rata right to participate in such sale with
                               --- ----
respect to the other Stockholders' shares of Common Stock, for a purchase price per share of Common Stock equal to the purchase price per share of Common Stock being paid for the Selling Investor Stockholder's shares and on other terms and conditions not less favorable to the other Stockholders than those applicable to the Selling Investor Stockholder.

          3.4. Drag-Along Rights.  (a)  If at any time after the fourth
               -----------------
anniversary of the date hereof or as otherwise permitted by Section 1.1(b) or 1.2(b), Carousel or Kelso, as the case may be, proposes to sell to one or more third parties all of the shares of Common Stock then owned by it, then, if requested by Carousel or Kelso, as the case may be, the other Stockholders so requested shall be required to join Carousel or Kelso, as the case may be, in such sale on a pro rata basis for a purchase price per share of Common Stock and
               --- ----
on other terms and conditions not less favorable to the other Stockholders so requested than those applicable to Carousel or Kelso, as the case may be.

          (b)  If at any time after the fourth anniversary of the date hereof
(i) MJD Partners owns at least 50% of the aggregate number of shares owned by
 -
MJD Partners and the Founders on the Closing Date and (ii) Carousel and Kelso
                                                       --
collectively own less than 10% of the issued and outstanding shares of Common Stock, then, if MJD Partners proposes to sell to one or more third parties all of the shares of Common Stock then owned by it, then, if requested by MJD Partners, the other Stockholders so requested shall be required to join MJD Partners in such sale on a pro rata basis for a purchase price per share of
                           --- ----
Common Stock and on other terms and conditions not less favorable to the other Stockholders so requested than those applicable to MJD Partners.

          4.  Management Stockholders.   4.1.  Sale by Management Stockholders
              -----------------------         --------------------------------
to the Company.  Subject to all subsections of this Section 4 and Section 7,
--------------
each of the Management Stockholders shall have the right to sell to the Company, and the Company shall have the obligation to purchase from such Management Stockholder, all (but not less than all) of such Management Stockholder's shares of Common Stock at their Fair Market Value (as defined in Section 4.7) if the employment of such Management Stockholder with the Company or any of its subsidiaries is terminated by the Company or any such subsidiary without Cause or terminates as a result of (i) the death or Disability of such Management
                              -
Stockholder, (ii) the resignation of such Management Stockholder for Good Reason
              --
or (iii) the retirement of such Management Stockholder upon or after reaching
    ---
the age of 65 ("Retirement").
                ----------

          4.2. Notice to the Company.  If any Management Stockholder desires to
               ---------------------
sell shares of Common Stock to the Company pursuant to Section 4.1, he or she (or his or her estate, trust, corporation or partnership, as the case may be) shall notify the Company not more than 60 days after the occurrence of the event giving rise to such Management Stockholder's right to sell his or her shares of Common Stock and shall specify the number of shares of Common Stock such Management Stockholder owns.

          4.3. Right of the Company to Purchase.  Subject to all subsections of
               --------------------------------
this Section 4 and Section 7, the Company shall have the right to purchase from a Management Stockholder, and such Management Stockholder shall have the obligation to sell to the Company, all (but not less than all) of such Management Stockholder's shares of Common Stock:

          (a) at the Fair Market Value of the shares of Common Stock to be purchased if such Management Stockholder's employment with the Company or any of its subsidiaries is terminated as a result of (i) the termination by
                                                           -
     the

     Company or any such subsidiary of such employment without Cause, (ii)
                                                                       --
     the death or Disability of such Management Stockholder, (iii) the
                                                              ---
     resignation of such Management Stockholder for Good Reason or (iv) the
                                                                    --
     Retirement of such Management Stockholder;

          (b) at the lesser of the Fair Market Value and the Carrying Value of the shares of Common Stock to be purchased if such Management Stockholder's employment with the Company or any of its subsidiaries is terminated by the Company or any such subsidiary for Cause; or

          (c) at the Fair Market Value or the Carrying Value of the shares of Common Stock to be purchased, in the sole discretion of the Board (excluding members who are designees of MJD Partners), if such Management Stockholder's employment with the Company or any of its subsidiaries is terminated for any reason other than as a result of an event described in subparagraph (a)(i), (a)(ii), (a)(iii) or (a)(iv) or in paragraph (b) of this Section 4.3;

provided that, in the case of (i) shares of Common Stock owned by John P. Duda
--------                       -
and Walter E. Leach, Jr. on the Closing Date and (ii) shares of Common Stock
                                                  --
underlying options and warrants granted to John P. Duda and Walter E. Leach, Jr. by the Company prior to the date hereof to purchase shares of Common Stock to be purchased if such Management Stockholder's employment with the Company or any of its subsidiaries is terminated for any reason, at the Fair Market Value of such shares, and in the case of such options, less the exercise price of such options.

          4.4. Notice to Management Stockholders.  If the Company desires to
               ---------------------------------
purchase shares of Common Stock from a Management Stockholder pursuant to
Section 4.3, it shall notify such Management Stockholder (or his or her estate, as the case may be) not more than 60 days after the occurrence of the event giving rise to the Company's right to acquire such Management Stockholder's shares of Common Stock.

          4.5. Payment.  (a)  Subject to Section 7, payment for shares of Common
               -------
Stock sold by a Management Stockholder pursuant to Section 4.1 shall be made on the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by the Company of such Management Stockholder's notice; provided, however, that if such payment is
                                 --------  -------
being made pursuant to Section 4.7(c), then such payment shall be made on the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value.

          Any payments based on Fair Market Value required to be made by the Company under this Section 4.5(a) shall accrue simple interest at a rate per annum of 8% from the date of termination of employment of the relevant Management Stockholder to the date the Company has paid in full for all of the shares of Common Stock. All payments of interest accrued hereunder shall be paid only at the date of payment by the Company for the shares of Common Stock being purchased.

          (b) Subject to Section 7, payment for shares of Common Stock purchased by the Company pursuant to Section 4.3(a) shall be made on the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by a Management Stockholder of the Company's notice pursuant to Section 4.4; provided, however, that if such
                                          --------  -------
payment is being made pursuant to Section 4.7(c), then such payment shall be made on the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value.

          Subject to Section 7 and in the sole discretion of the Board (excluding members who are designees of MJD Partners), payment for shares of Common Stock purchased by the Company pursuant to Section 4.3(b) or 4.3(c) shall be made as follows (or on a more accelerated schedule if the Board (excluding members who are designees of MJD Partners) so elects):

          (i) if the date of termination occurs prior to the third anniversary of the Closing Date, then one-third of the purchase price of the purchased shares shall be paid within 30 days following each of the third, fourth and fifth anniversaries of the Closing Date;

          (ii) if the date of termination occurs on or after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, then (A) two-thirds of the purchase price of the purchased
                         -
     shares shall be paid within 30 days following such fourth anniversary and

     (B) one-third of the purchase price of the purchased shares shall be paid
     --
     within 30 days following the fifth anniversary of the Closing Date;

          (iii) if the date of termination occurs on or after the fourth anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date, then the purchase price of the purchased shares shall be paid within 30 days following such fifth anniversary; and

          (iv) if the date of termination occurs on or after the fifth anniversary of the Closing Date, then the purchase price of the purchased shares shall be paid contemporaneously with the surrender of the certificates representing the purchased shares.

          Any payments based on Fair Market Value required to be made by the Company under this Section 4.5(b) shall accrue simple interest at a rate per annum of 8% on the amounts not paid from the date of termination of employment to the date the Company makes such payments. All payments of interest accrued hereunder shall be paid only at the date or dates of payment by the Company for the shares of Common Stock being purchased.

          4.6. Appraisal.  The Company shall engage, from time to time, but not
               ---------
less often than within 90 days after every Fiscal Year, commencing with the Fiscal Year ending on December 31, 1997, Houlihan Lokey Howard & Zukin or such other recognized independent valuation consultant or appraiser of national standing reasonably satisfactory to the Investor Stockholders and MJD Partners (the "Appraiser") to appraise the Fair Market Value of the Company and the
      ---------
shares of Common Stock as of the last day of the Fiscal Year then most recently ended or, at the request of the Company, as of any more recent date (the "Appraisal Date") and to prepare and deliver a report to the Company describing
---------------
the results of such appraisal (the "Appraisal").  The Company shall bear the
                                    ---------
fees and expenses of each Appraisal.

          4.7. Fair Market Value.  (a)  The "Fair Market Value" of any share of
               -----------------             -----------------
Common Stock being purchased by or sold to the Company (or to any Permitted Assignee if the right to purchase has been assigned to any Permitted Assignee) pursuant to this Section 4 shall be (i) the fair market value of the entire
                                     -
Common Stock equity interest of the Company taken as a whole, without additional premiums for control or discounts for minority interests or restrictions on transfer, divided by (ii) the number of outstanding shares of Common Stock,
                      --
calculated on a fully-diluted basis.  Except as set forth in subsections (b) and
(c) of this Section 4.7, the Fair Market Value of any share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to termination of the relevant Management Stockholder's employment (or as of the first Appraisal and the first Appraisal Date in the event that such termination occurs prior to December 31, 1997).

          (b) For the purposes of Section 5 ("Involuntary Transfers"), the Fair Market Value of any share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the date of the Involuntary Transfer (or as of the first Appraisal and the first Appraisal Date in the event that such Involuntary Transfer occurs prior to December 31, 1997).

          (c) Beginning with the Fiscal Year commencing January 1, 1998, if the applicable date of termination of the relevant Management Stockholder's employment is on or after the first day of the seventh month of any Fiscal Year, the Fair Market Value of any share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to such date of termination of employment, plus (or minus) the product of
(i) the increase (decrease) in the Fair Market Value of any share to be so
 -
purchased from such Appraisal Date prior to the date of termination of employment to the Appraisal Date next following such date of termination of employment hereunder and (ii) a fraction, the denominator of which is the number
                          --
of days in the period between the Appraisal Dates preceding and following the date of termination of employment hereunder and the numerator of which is the number of days elapsed from the Appraisal Date at the beginning of such period through such date of termination of employment.

          4.8. Notice to Stockholders.  Promptly after receipt of each
               ----------------------
Appraisal, the Company shall deliver to each Stockholder a copy of the Appraisal.

          4.9. Acknowledgment of Status.  Each of Johnson and Thomas hereby
               ------------------------
acknowledges that he shall be deemed a "Management Stockholder" for all purposes of this Agreement with respect to all shares of Common Stock now or hereafter owned directly by him.

          5.  Involuntary Transfers.  Any transfer of title or beneficial
              ---------------------
ownership of shares of Common Stock upon default, foreclosure, forfeit, court order, or otherwise than by a voluntary decision on the part of a Stockholder (an "Involuntary Transfer") shall be void unless such Stockholder complies with
     --------------------
this Section 5 and enables the Company to exercise in full its rights hereunder. Upon any Involuntary Transfer, the Company shall have the right to purchase such shares of Common Stock pursuant to this Section 5 and the Person to whom such shares have been transferred (the "Involuntary Transferee") shall have the
                                   ----------------------
obligation to sell such shares in accordance with this Section 5. Upon the Involuntary Transfer of any shares of Common Stock, such Stockholder shall promptly (but in no event later than five business days after such Involuntary Transfer) furnish written notice to the Company, the Investor Stockholders and MJD Partners indicating that the Involuntary Transfer has occurred, specifying the name of the Involuntary Transferee, giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of such notice, and for 60 days thereafter, the Company shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the shares of Common Stock acquired by the Involuntary Transferee for a purchase price equal to the lesser of (a) the Fair Market Value of such shares of Common Stock and (b) the
           -                                                            -
amount of the indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Carrying Value of such shares of Common Stock over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer.

          6.  Auction Sale Procedure.   6.1. General.  (a)  At any time after
              ----------------------         -------
the fourth anniversary of the date hereof, (i) either Investor Stockholder shall
                                            -
be entitled to initiate the procedure for the public sale of the Company, provided that it and its Permitted Assignees continue to own, in the aggregate,
--------
at least 50% as many shares of Common Stock as owned by such Investor Stockholder on the Closing Date, and (ii) MJD Partners shall also be entitled to
                                      --
initiate such procedure, provided that it and its assignees permitted by this
                         --------
Agreement own at least the same percentage of the issued and outstanding shares of Common Stock as owned by MJD Partners on the Closing Date. The public sale procedure (the "Auction Sale Procedure") set forth in this Section 6 shall be
                ----------------------
initiated by a Stockholder authorized pursuant to this Section 6.1(a) or the Investor Stockholders authorized pursuant to Section 6.1(b), in either case, by delivering to the Company and the Remaining Stockholders (as defined below) a written notice that such Stockholder(s) has elected to initiate the Auction Sale Procedure. For purposes of this Section 6, "Supervising Stockholder" shall mean
                                             -----------------------
the Investor Stockholder, if any, which has an unrealized investment in the Company representing at least 20% more cash in the Company than the other Investor Stockholder, or, in accordance with Section 6.1(b), the Investor Stockholders; and "Remaining Stockholders" shall mean all of the Stockholders
                   ----------------------
except the Management Stockholders and the Stockholder(s) that initiated the Auction Sale Procedure.

          (b) At any time after a Board Event (other than as a result of the operation of clause (iii) or (v) of the definition thereof), the Investor Stockholders shall jointly be entitled to initiate the Auction Sale Procedure.

          (c) Once the Auction Sale Procedure has been initiated pursuant to this Section 6.1 by either or both of the Investor Stockholders, the provisions of Section 3.2 shall also apply. The Auction Sale Procedure shall continue until such time, if ever, that an offer to purchase the shares of Common Stock covered by the Sale Notice is accepted by the Offering Investor Stockholder pursuant to Section 3.2 and the closing of such purchase is consummated.

          6.2. Retention of Investment Bank.  Within 45 days after the
               ----------------------------
initiation of the Auction Sale Procedure, the Supervising Stockholder, or, if there is no Supervising Stockholder, the Investor Stockholders, shall in good faith select an investment banking firm (the "Investment Bank") to assist the
                                              ---------------
Company and the Stockholders in connection with the Auction Sale Procedure. Notwithstanding the foregoing, the Stockholders (other than the Management Stockholders and the

Stockholder(s) selecting the Investment Bank pursuant to the preceding sentence of this Section 6.2) collectively shall have the right to veto, for any reason, two, but only two, investment banks selected by the Supervising Stockholder or the Investor Stockholders, as the case may be. All fees and expenses of the Investment Bank shall be borne by the Company.

          6.3. Preparation of Confidential Memorandum.  As soon as practicable
               --------------------------------------
following the selection of the Investment Bank, the Investment Bank shall prepare a confidential offering memorandum (the "Confidential Memorandum") for
                                                 -----------------------
the purpose of soliciting prospective purchasers of all of the Common Stock. The Company and each Stockholder shall provide all such assistance and cooperation with respect to the preparation of the Confidential Memorandum as the Investment Bank or any other Stockholder may reasonably request.

          6.4. Auction Procedures.  If requested by the Supervising Stockholder,
               ------------------
or, if there is no Supervising Stockholder, the Investor Stockholders, the Investment Bank shall develop procedures for conducting the auction of the Company, such procedures to be reasonably acceptable to the Supervising Stockholder or the Investor Stockholders, as the case may be, and no more onerous to prospective purchasers than procedures that are customary in the market place at the time of the initiation of the Auction Sale Procedure.

          6.5. Selection of Bid.  The Confidential Memorandum and auction
               ----------------
procedures shall solicit prospective purchasers of all of the Common Stock. Based on the advice of the Investment Bank, the Supervising Stockholder, or, if there is no Supervising Stockholder, the Investor Stockholders, shall in good faith select the best bid or bids. So long as the bidders selected are not Affiliates of the Supervising Stockholder, or, if there is no Supervising Stockholder, the Investor Stockholders, any Remaining Stockholder may object to the bidder or bidders selected only if they can demonstrate that any Stockholder selecting the bidder or bidders was grossly negligent or engaged in willful misconduct in connection with such selection or selections.

          6.6. Negotiation of Sale Agreement.  The Supervising Stockholder and
               -----------------------------
its counsel, or, if there is no Supervising Stockholder, the Investor Stockholders and their counsel, shall be entitled to negotiate the sale agreement or agreements on behalf of the Company with the prospective purchaser or purchasers. The Remaining Stockholders and their counsel shall be entitled to participate in such negotiations and the Supervising Stockholder or the Investor Stockholders, as the case may be, shall consider in good faith the Remaining Stockholders' comments. Without the Remaining Stockholders' consent, which consent may be withheld for any reason, the Supervising Stockholder, or, if there is no Supervising Stockholder, the Investor Stockholders, shall not agree to any term in any sale agreement that is more favorable to the Supervising Stockholder or any of its Affiliates, or, if there is no Supervising Stockholder, the Investor Stockholders or any of their respective Affiliates than to the Remaining Stockholders.

          6.7. Information Regarding Auction.  The Supervising Stockholder, or
               -----------------------------
if there is no Supervising Stockholder, the Investor Stockholders, shall keep MJD Partners and the other Investor Stockholder, if applicable, reasonably informed as to the current status of the auction of the Company.

          6.8. Right of Remaining Stockholders to Bid.  If the Auction Sale
               --------------------------------------
Procedure has been initiated pursuant to Section 6.1, then any Remaining Stockholder may retain the right to make one or more bids to purchase all of the Common Stock by delivering written notice, within 30 days after the initiation of the Auction Sale Procedure, to the Company, the Supervising Stockholder, if any, and the other Remaining Stockholders expressing such intention. Delivery of such notice by or on behalf of any Remaining Stockholder shall act as a waiver by such Remaining Stockholder of its rights under this Section 6 to participate in the Auction Sale Procedure, including, but not limited to, its right to participate in the selection of an investment bank, its right to participate in the selection of bids and its right to participate in the negotiation of any sale agreement. In the event that any Remaining Stockholder shall not deliver such notice within such 30 day period, then no bids by such Remaining Stockholder or its Affiliates to purchase all of the Common Stock will be accepted by the Investment Bank, the Company or the Supervising Stockholder, or, if there is no Supervising Stockholder, the Investor Stockholders.

          6.9. Cooperation.  Each Stockholder shall cooperate in all respects in
               -----------
order to carry out the intent and accomplish the purposes of this Section 6.
The provisions of Section 17.5 ("Further Assurances") are specifically incorporated herein by reference and the Stockholders' obligations thereunder, insofar as they relate to this Section 6, shall include, without limitation, the obligation to deliver stock certificates representing shares of Common Stock, in a form suitable for transfer, duly endorsed in blank, and the obligation to execute and deliver any stock purchase agreement or approve any merger agreement or agreements negotiated pursuant to Section 6.6. Each Stockholder agrees that its failure to strictly comply with the provisions of this Section 6 and Section 17.5, insofar as it relates to this Section 6, shall be deemed a material breach of this Agreement and shall entitle the aggrieved Stockholder to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies which such Stockholder may have.

          7.  Prohibited Purchases.  Notwithstanding anything to the contrary
              --------------------
herein, the Company shall not be permitted or obligated to purchase any shares of Common Stock hereunder to the extent (a) the Company is prohibited from
                                         -
purchasing such shares by applicable law or by any debt instruments or agreements, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof (the "Financing
                                                             ---------
Documents") entered into by the Company or any of its subsidiaries, (b) a
---------                                                            -
default has occurred under any Financing Document and is continuing, (c) the
                                                                      -
purchase of such shares of Common Stock would, or in the reasonable opinion of the Board might, result in the occurrence of an event of default under any Financing Document or create a condition which would or might, with notice or lapse of time or both, result in such an event of default, or (d) the purchase
                                                               -
of such shares of Common Stock would, in the reasonable opinion of the Board, be imprudent in view of the financial condition (present or projected) of the Company or any of its subsidiaries or the anticipated impact of the purchase of such shares on the Company's or any of its subsidiaries' ability to meet their respective obligations under any Financing Document. If shares of Common Stock that the Company has the right or obligation to purchase on any date exceed the total amount permitted to be purchased on such date pursuant to the preceding sentence (the "Maximum Amount"), the Company shall purchase on such date only
               --------------
that number of shares of Common Stock up to the Maximum Amount (and shall not be required to purchase more than the Maximum Amount) in such amounts as the Board shall in good faith determine, applying the following order of priority:

          (a) First, the shares of Common Stock of all Management Stockholders whose shares of Common Stock are being purchased by the Company by reason of termination of employment due to death or Disability and, to the extent that the number of shares of Common Stock that the Company is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, such shares of Common Stock pro rata among such
                                                     --- ----
     Management Stockholders on the basis of the number of shares of Common Stock held by each of such Management Stockholders that the Company is obligated or has the right to purchase, and

          (b) Second, to the extent that the Maximum Amount is in excess of the amount the Company purchases pursuant to clause (a) above, the shares of Common Stock of all Management Stockholders whose shares of Common Stock are being purchased by the Company by reason of termination of employment without Cause or due to Retirement or resignation for Good Reason up to the Maximum Amount and, to the extent that the number of shares of Common Stock that the Company is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum

     Amount, such shares of Common Stock pro rata among such Management
                                         --- ----
     Stockholders on the basis of the number of shares of Common Stock held by each of such Management Stockholders that the Company is obligated or has the right to purchase, and

          (c) Third, to the extent the Maximum Amount is in excess of the amounts the Company purchases pursuant to clauses (a) and (b) above, the shares of Common Stock of all other Management Stockholders whose shares of Common Stock are being purchased by the Company up to the Maximum Amount and, to the extent that the number of shares of Common Stock that the Company is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, the shares of Common Stock of such Management Stockholders in such order of priority and in such amounts as the Board (excluding members who are designees of MJD Partners) in its sole discretion shall in good faith determine to be appropriate under the circumstances.

Notwithstanding anything to the contrary contained in this Agreement, if the Company is unable to make any payment when due under this Agreement by reason of this Section 7, the Company shall make such payment at the earliest practicable date permitted under this Section 7 and any such payment shall accrue simple interest (or if such payment is accruing interest at such time, shall continue to accrue interest) at a rate per annum of 8% from the date such payment is due and owing to the date such payment is made. All payments of interest accrued hereunder shall be paid only at the date of payment by the Company for the shares of Common Stock being purchased.

          8.  Issuance of Additional Shares of Common Stock.   8.1  Preemptive
              ---------------------------------------------         ----------
Rights of the Investor Stockholders and MJD Partners.  In the case of the
----------------------------------------------------
proposed sale or issuance of, or the proposed granting by the Company of, any equity securities of the Company to any Person (other than any Excluded Shares) following the date hereof, then the Investor Stockholders and MJD Partners shall have the right, exercisable within 20 days after the Company has given notice to the Investor Stockholders and MJD Partners of such proposed sale, issuance or grant, to purchase all of the equity securities proposed to be issued or granted on the terms set forth in Sections 8.2, 8.3 and 8.4.

          8.2. Investments made before the end of the First Investment Period.
               --------------------------------------------------------------
Subject to Section 8.4, if the Company proposes to sell, issue or grant any equity securities of the Company as provided in Section 8.1 before the end of the First Investment Period, then each Investor Stockholder and, subject to
Section 8.4(c), MJD Partners shall, in its sole discretion, be entitled to make one or more purchases of additional shares of Common Stock for a purchase price per share equal to $342.51 and the Company shall be obligated to sell to the Investor Stockholders and MJD Partners additional shares of Common Stock at such purchase price per share at the closing of such purchase, such closing to occur within the First Investment Period. The notice referred to in Section 8.1 shall state the number of shares of Common Stock to be offered to each Investor Stockholder and MJD Partners, the aggregate consideration to be paid for such shares of Common Stock by each Investor Stockholder and MJD Partners and the proposed date, time and location of the closing of such purchase (which shall not be earlier than 45 days or later than 120 days after the date of such notice). At the closing of each such additional purchase, the Company shall issue and deliver to each Investor Stockholder and MJD Partners stock certificates representing that number of fully paid and nonassessable shares of Common Stock that each such Investor Stockholder and MJD Partners have agreed to purchase pursuant to this
Section 8.2 and each such Investor Stockholder and MJD Partners shall pay to the Company by wire transfer of immediately available funds the aggregate consideration for such shares.

          8.3  Investments made after the end of the First Investment Period.
               -------------------------------------------------------------
Subject to Section 8.4, if the Company proposes to sell, issue or grant any equity securities of the Company as provided in Section 8.1 after the end of the First Investment Period, then each Investor Stockholder and, subject to Section 8.4(c), MJD Partners shall, in its sole discretion, be entitled to make one or more purchases of additional shares of Common Stock for a purchase price per share agreed upon by the Investor Stockholders, MJD Partners and the Company. The notice referred to in Section 8.1 shall state the number of shares of Common Stock to be offered to each Investor Stockholder and MJD Partners, the aggregate consideration to be paid for such shares of Common Stock by each Investor Stockholder and MJD Partners and the proposed date, time and location of the closing of such purchase (which shall not be earlier than 45 days or later than 120 days after the date of such notice). At the closing of each such additional purchase, the Company shall issue and deliver to each Investor Stockholder and MJD Partners stock certificates representing that number of fully paid and nonassessable shares of Common Stock that each such Investor Stockholder and MJD Partners have agreed to purchase pursuant to this Section 8.3 and each such Investor Stockholder and MJD Partners shall pay to the Company by wire transfer of immediately available funds the aggregate consideration for such shares.

          8.4  Participation by Carousel, Kelso and MJD Partners.  (a)  Subject
               -------------------------------------------------
to all subsections of this Section 8.4, (i) each of Carousel, Kelso and MJD
                                         -
Partners shall be entitled to purchase that portion of the shares of Common Stock covered by the notice referred to in Section 8.1 equal to its pro rata
                                                                    --- ----
interest in the Company (based on the percentage of outstanding shares of Common Stock owned by each of them on the date of such notice) and (ii) if any of Carousel, Kelso or MJD Partners does not
                          --
exercise its right to purchase its pro rata portion of shares of Common Stock
                                   --- ----
that the Company proposes to issue and sell pursuant to Section 8.1, then the others shall have the right to purchase their respective pro rata portion of
                                                         --- ----
such shares of Common Stock not elected to be so purchased by Carousel, Kelso or MJD Partners, as the case may be, that the Company proposes to issue and sell.

          (b) Notwithstanding subsection (a) of this Section 8.4, Carousel, on the one hand, and Kelso, on the other hand, shall each be entitled to purchase 50% of any shares of Common Stock proposed to be sold to them pursuant to
Section 8.2 or 8.3 until such time as the Investor Stockholders shall have invested an aggregate of $50 million in the Company (the calculation of such $50 million shall include the investments made by the Investor Stockholders on the Closing Date pursuant to the Stock Purchase Agreement). Thereafter, Carousel, on the one hand, and Kelso, on the other hand, shall be entitled to purchase 30% and 70%, respectively, of any shares of Common Stock proposed to be sold to them pursuant to Section 8.2 or 8.3 until such time as the Investor Stockholders shall have invested an aggregate of $100 million in the Company (the calculation of such $100 million shall include the investments contemplated by the preceding sentence). Notwithstanding the foregoing, Carousel and Kelso may agree to any allocation of any additional shares of Common Stock proposed to be sold to them pursuant to Section 8.2 or 8.3 and, in any event, either Investor Stockholder may purchase shares not purchased by the other.

          (c) Any purchase by MJD Partners of any additional shares of Common Stock pursuant to this Section 8 may only be financed by borrowings made directly by the Founders or MJD Partners, provided that such financing
                                          --------
arrangements must be authorized by the prior written approval (not to be unreasonably withheld) of the Board (excluding members who are designees of MJD Partners) and no funds may be provided by any third party investor.

          (d) If Carousel and Kelso do not purchase 100% of the equity securities of the Company offered to them pursuant to Section 8.1, then the Company may, subject to Section 10, raise additional equity financing as authorized by the Board. All references to the Investor Stockholders in this
Section 8 shall include their respective Permitted Assignees.

          8.5. New Investments.  The Investor Stockholders shall consider in
               ---------------
good faith additional investments proposed by the Company from time to time with reference to the investment guidelines attached hereto as Exhibit A. Such investment guidelines are not rules and no particular guideline is intended to take precedence over any other guideline.

          9.  Election of Directors.   9.1  Initial Board Make-Up of the
              ---------------------         ----------------------------
Company. Until a Board Event, each Stockholder agrees that it will nominate and
-------
elect and will vote all of the shares of Common Stock owned or held of record by it to elect and, thereafter, for such period, to continue in office a Board consisting of seven members, (a) two of whom will be designated for nomination
                              -
and election by Carousel, (b) one of whom will be designated for nomination and
                           -
election by Kelso and (c) four of whom will be designated for nomination and
                       -
election by MJD Partners. The individuals designated for nomination and election by Carousel, Kelso or MJD Partners, as the case may be, pursuant to this Section 9.1 may be changed from time to time by Carousel, Kelso or MJD Partners, as the case may be.

          9.2  Board Make-Up of the Company following a Board Event.  At any
               ----------------------------------------------------
time following the occurrence of a Board Event, each Stockholder agrees that, upon written notice by either Investor Stockholder, it will nominate and elect and will vote all of the shares of Common Stock owned or held of record by it to elect and, thereafter, to continue in office a Board consisting of nine members,
(a) two of whom will be designated for nomination and election by Carousel, (b)
 -                                                                           -
three of whom will be designated for nomination and election by Kelso and (c)
                                                                           -
four of whom will be designated for nomination and election by MJD Partners.
The individuals designated for nomination and election by Carousel, Kelso or MJD Partners, as the case may be, pursuant to this Section 9.2 may be changed from time to time by Carousel, Kelso or MJD Partners, as the case may be.

          9.3  Five Year Plan and Annual Business Plan.  Attached hereto as
               ---------------------------------------
Exhibit B are the capital and operating budgets, together with the EBITDA performance targets, for the Company and its subsidiaries for the five year period ending December 31, 2001 (the "Five Year Plan"). The EBITDA performance
                                      --------------
targets included in the Five Year Plan shall, subject to Section 10, be adjusted in connection with the Board's authorization of each acquisition or disposition of material properties by the Company or any of its subsidiaries by adding thereto or subtracting therefrom projected EBITDA performance targets in respect of such acquisition or disposition, as the case may be. Commencing with the budget for the 1998 Fiscal Year, MJD Partners shall prepare and submit to the Board for its approval at least 30 days prior to the first day of each Fiscal Year proposed capital and operating budgets for the Company and its subsidiaries for the forthcoming Fiscal Year. As revised and approved by the Board, such proposed capital and operating budgets shall become the "Annual Business Plan"
                                                         --------------------
for the Company and its subsidiaries.

          9.4  Records and Reports, etc.  (a)  The Company shall furnish or
               -------------------------
cause to be furnished to the Investor Stockholders and MJD Partners:

          (i) within 120 days following of the end of each Fiscal Year, audited consolidated financial statements of the Company and its subsidiaries, together with unaudited consolidating financial statements of the Company and its subsidiaries for such Fiscal Year;

          (ii) within 45 days following of the end of each fiscal quarter, unaudited consolidated and consolidating financial statements of the Company and its subsidiaries;

          (iii) monthly financial statements, together with a management overview and report with respect to the Company's and its subsidiaries' performance for such month; and

          (iv) such other information or reports as either of the Investor Stockholders or MJD Partners may reasonably request.

          (b) The Investor Stockholders and MJD Partners shall each, upon reasonable notice, and using their best efforts to minimize any interruption of the Company's and its subsidiaries' business, be entitled to inspect and audit the books, records and accounts of the Company and its subsidiaries during normal business hours and make copies thereof.

          (c) The Company shall deliver prompt written notice to each Investor Stockholder of the occurrence of any of the following:

          (i) the actual or threatened commencement of any suit, action or other legal or administrative proceeding affecting the Company or any of its subsidiaries which, if adversely determined, would involve in excess of $100,000;

          (ii) any event of default under any Financing Document, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied; or

          (iii) any other event that could reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities, revenues, costs and expenses, operations, prospects or condition, financial or otherwise, of Company or any of its subsidiaries.

          9.5  Board Meetings, Committees, etc.  (a)  There shall be regular
               --------------------------------
meetings of the Board held at least once per calendar quarter, at such times and in such places as the Board shall determine.

          (b) At its first meeting, the Board shall designate a Compensation Committee (the "Compensation Committee") consisting of three members of the
                ----------------------
Board, one of whom shall be the Company's chief executive officer, one of whom shall be designated by Carousel and one of whom shall be designated by Kelso. The Compensation Committee shall act by a majority of its members and its powers, subject to Section 10, shall include the power to review and approve the salaries and other compensation of the executive officers of the Company and its subsidiaries, including incentive compensation, deferred compensation and stock plans, the power to administer the Stock Option Plan and the Management Agreement and the power, subject to Section 9.3, to update the EBITDA performance targets included in the Five Year Plan (with the consent of MJD Partners, such consent not to be unreasonably withheld or delayed), and such other powers as may be delegated to it by the Board. The Board may designate an Executive Committee (the "Executive Committee") consisting of three members of
                          -------------------
the Board, one of whom shall be the Company's chief executive officer, one of whom shall be designated by Carousel and one of whom shall be designated by Kelso. The Executive Committee shall act by a majority of its members and shall, subject to Section 10 and the Delaware General Corporation Law, have such powers as may be delegated to it by the Board.

          (c) Members of the Board shall not be entitled to receive compensation for their service as such, except (i) for members of the Board who
                                                -
are not affiliated with any Stockholder or (ii) as may be provided in the
                                            --
Financial Advisory Agreements. Members of the Board shall be entitled to reimbursement for their reasonable out-of-pocket expenses incurred in connection with their service as such.

          9.6  Board Make-Up of the Company's Subsidiaries.  The Board shall
               -------------------------------------------
establish a policy and procedures with respect to the composition and election of the Board of Directors of each of the Company's subsidiaries.

          9.7  Irrevocable Proxy.  In order to effectuate Section 9 and, in
               -----------------
addition to and not in lieu of Section 9, each Stockholder hereby grants to the Secretary of the Company an irrevocable proxy solely for the purpose of voting all of the shares of Common Stock owned by the grantor of the proxy for the election of directors nominated in accordance with Section 9.

          10.  Actions Requiring Approval of the Investor Stockholders.   10.1.
               -------------------------------------------------------
General.  Subject to Section 10.2, as long as the Investor Stockholders
-------
collectively own
at least 10% of the issued and outstanding shares of Common Stock, no Stockholder shall cause the Company or any of its subsidiaries to take, and the Company shall not take and shall cause its subsidiaries not to take, any of the following actions without the prior written approval of each of the Investor Stockholders or their designees on the Board:

          (a) any issuance, sale, delivery, or any entry into an agreement to issue, sell or deliver, any capital stock, warrants, options or similar rights, other securities convertible into any capital stock or other securities which contain any voting or equity participation rights of which the Company or any of its subsidiaries is the issuer or grantor, or any grant or issuance, or any agreement to grant or issue, any options, warrants, incentive awards or similar rights calling for the issuance of such securities;

          (b) any repurchase or redemption of any shares of capital stock of the Company or any of its subsidiaries, including pursuant to Section 2.2 and
     Section 4;

          (c) (i) any merger or consolidation with or into any other Person
               -
     (whether or not the Company or any of its subsidiaries survives such merger or consolidation) or (ii) any conveyance, sale, lease or other disposal, in
                           --
     any transaction or related series of transactions, of 25% or more of the property, business or assets of the Company (including the capital stock or assets of any of the Company's subsidiaries);

          (d) any recapitalization of the capital stock of the Company or its subsidiaries or any amendment, whether by merger, consolidation or otherwise, to the articles of incorporation or the by-laws of the Company or any of its subsidiaries;

          (e) any liquidation or dissolution of the Company or any of its subsidiaries;

          (f) entry into any business not substantially similar or reasonably related to the business of the Company and its subsidiaries as of the date hereof;

          (g) establishment of or material change to any incentive or bonus program of the Company or any of its subsidiaries, including the Stock Option Plan;

          (h) any change to the EBITDA performance targets included in the Five Year Plan or approval of or material change to the Annual Business Plan;

          (i) incurrence or guarantee by the Company or any of its subsidiaries of indebtedness in excess of $5 million in the aggregate;

          (j) declaration or payment of dividends or other distributions in respect of the capital stock of the Company or any of its subsidiaries;

          (k) enter into any transaction or modify any existing arrangement between the Company or any of its subsidiaries, on the one hand, and MJD Partners, MJD Inc. or any MJD Principal or any of their respective Affiliates, on the other hand; or

          (l) selection or replacement of the Company's and its subsidiaries' independent public accountants.

In the event of a Board Event caused as a result of the operation of clause
(iii) of the definition thereof, the Investor Stockholders may, in their sole discretion, modify the terms of the Management Agreement.

          10.2. After Additional Investments.  At any time after either Carousel
                ----------------------------
or Kelso shall have an unrealized investment in the Company representing at least 100% more cash in the Company than the other, then the Investor Stockholder with the smaller investment in the Company shall lose all of its rights of approval set forth in Section 10.1, except with respect to any of the actions referred to in clauses (b), (c), (d) and (e) of Section 10.1 relating to the Company only. All references to Carousel or Kelso in this Section 10.2 shall include their respective Permitted Assignees.

          11.   Exit Payments.   11.1. General.  If after the fourth anniversary
                -------------          -------
of the date hereof, Carousel, Kelso or MJD Partners becomes entitled to cash payments as a result of the Sale of the Company (any such payment being referred to herein as an "Exit Payment"), then, subject to Sections 11.4 and 15.4, the
                 ------------
Exit Payment will be allocated among Carousel, Kelso and MJD Partners as follows:

          (a) The Exit Payment shall be allocated among Carousel, Kelso and MJD Partners, based on the percentage of outstanding shares of Common Stock owned by each of them on the date of any Exit Payment, until each of Carousel and Kelso has received an internal rate of return equal to 30% per annum, compounded annually, on the aggregate amount of capital invested in the Company by it.

          (b) Once an Investor Stockholder has realized an internal rate of return of 30% as provided in Section 11.1(a), the amount of the Exit Payment, if any, in excess of such rate of return that would otherwise be allocated to such Investor Stockholder on the basis of the percentage of outstanding shares of Common Stock owned by such Investor Stockholder on the date of any Exit Payment, shall be allocated (i) 50% to such Investor
                                                       -
     Stockholder and (ii) 50% to MJD Partners.
                      --

For purposes of this Section 11.1, internal rates of return shall be calculated by taking into account (i) the date or dates of the investments of capital by
                        -
the Investor Stockholders in the Company, (ii) the date or dates of any Exit
                                           --
Payment and all other amounts received in respect of such Investor Stockholder's shares of Common Stock pursuant to prior sales of shares or dividends or distributions in respect thereof and (iii) the amounts of such investments, Exit
                                      ---
Payment and other payments in respect of shares of Common Stock, provided that
                                                                 --------
any taxes of such Investor Stockholder, its partners or its investors shall not be taken into account when calculating internal rates of return.

          11.2. Equitable Allocations.  In the event any of Carousel, Kelso or
                ---------------------
MJD Partners becomes entitled to a cash payment in respect of any shares of Common Stock, but in connection with a transaction (a) occurring prior to the
                                                    -
fourth anniversary of the date hereof or (b) not constituting a Sale of the
                                          -
Company, then Carousel, Kelso and MJD Partners shall negotiate in good faith an equitable allocation of such cash payments which reflects the economic objectives set forth in Section 11.1 taking into account the limitations set forth in Section 11.4 and the proviso to Section 15.4.

          11.3. Procedures for Payment; Characterization of Exit Payments; Tax
                --------------------------------------------------------------
Reporting.  Carousel, Kelso and MJD Partners shall use reasonable efforts to
---------
arrange for any amounts allocated to Carousel, Kelso and MJD Partners pursuant to Section 11.1 or 11.2 to be paid directly to each such Stockholder by the relevant third party purchaser or the Company, as the case may be. In the event that Carousel, Kelso and MJD Partners are unable to make such arrangements, each such Stockholder shall pay any amounts allocated to the other Stockholders pursuant to Section 11.1 or 11.2 promptly following receipt of such amounts.

          Consistent with the intent of the parties, Carousel, Kelso, MJD Partners and the Company agree (and agree to cause their Affiliates), except to the extent prohibited by applicable law, (a) to treat, for income tax purposes,
                                          -
the payment to, and receipt by, any Stockholder of its allocable share of any Exit Payment under this Section 11 as a payment in exchange for the sale of such Stockholder's Common Stock, and (b) to report the payment and receipt of such amounts in accordance with
     -
such treatment on all relevant tax returns filed with any relevant taxing authority.

          11.4. Limitation.  (a)  In the event (i) any Founder Transfers,
                ----------                      -
directly or indirectly, any interest in MJD Partners or MJD Inc. now or hereafter owned by such Founder (other than a Transfer by one Founder to another Founder or as permitted by Section 1.4(a)(iii) or (iv) or Section 1.4(b)(ii) or
(iii) or with the prior written consent of each Investor Stockholder) or (ii)
                                                                          --
MJD Inc. Transfers any interest in MJD Partners now or hereafter owned by MJD Inc., the Exit Payment allocable to MJD Partners pursuant to Section 11.1 shall be reduced proportionately to reflect (x) such Founder's former direct and
                                       -
indirect interests in MJD Partners or MJD Inc., as the case may be, or (y) MJD
                                                                        -
Inc.'s former interest in MJD Partners.

          (b) In the event Johnson or Thomas resigns other than for Good Reason or his employment with the Company or any of its subsidiaries is terminated by the Company or any such subsidiary for Cause, the Exit Payment allocable to MJD Partners pursuant to Section 11.1 shall be reduced proportionately to reflect such Person's direct and indirect interests (including any interest Transferred in accordance with Section 1.4(a) or Section 1.4(b)) in MJD Partners and MJD Inc.

          11.   Permitted Assignees.  All references to the Investor
                -------------------
Stockholders in this Section 11 shall include any of their respective Permitted Assignees.

          12.   Stock Certificate Legends.  A copy of this Agreement shall be
                -------------------------
filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing shares of Common Stock owned by the Stockholders shall bear upon its face the following legends, as appropriate:

     (a) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN

          COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS' AGREEMENT OF THE ISSUER, DATED AS OF JULY 31, 1997 (THE "STOCKHOLDERS' AGREEMENT")."

     (b) "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST."

In addition, each certificate representing shares of Common Stock owned by MJD Partners shall bear upon its face the following legends until such time as MJD Partners' indemnification obligation under the Stock Purchase Agreement shall have ended:

     (c) "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CANCELLATION IN ACCORDANCE WITH ARTICLE XI OF THE STOCK PURCHASE AGREEMENT, DATED AS OF MARCH 6, 1997, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST."

In addition, certificates representing shares of Common Stock owned by any permitted transferees who are residents of certain states shall bear any legends required by the laws of such states.

          Each Stockholder shall be bound by the requirements of such legends. Upon a Registration of any shares of Common Stock, the certificate representing the registered shares shall be replaced, at the expense of the Company, with certificates not bearing the legends required by Sections 12(a), 12(b) and 12(c).

          13.  Absence of Other Arrangements.  Each of the parties hereto hereby
               -----------------------------
represents and warrants to each other party hereto that it has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other Person with respect to the shares of Common Stock, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of shares of Common Stock or any interest therein (whether or not such arrangements or agreements are with the Company, Carousel, Kelso, MJD Partners, any MJD Principal
or any holder of Common Stock that is not party to this Agreement), except for
(a) the Stock Purchase Agreement and (b) the Registration Rights Agreement.
 -                                    -

          14.  New Management Stockholders.  The Company and each of the
               ---------------------------
Stockholders hereby agrees that any employee of the Company or any of its subsidiaries who after the date of this Agreement is offered shares of Common Stock or holds stock options exercisable into shares of Common Stock shall, as a condition precedent to the acquisition of such shares of Common Stock or the exercise of such stock options, as the case may be, (a) become a party to this
                                                     -
Agreement by executing the same and (b) if such employee is a resident of a
                                     -
state with a community property system, cause his or her spouse to execute a Spousal Waiver in the form of Exhibit C attached hereto and deliver such Agreement and Spousal Waiver, if applicable, to the Company at its address specified in Section 17.9. Upon such execution and delivery, such employee shall be a Management Stockholder for all purposes of this Agreement.

          15.  Parties.   15.1. Assignment by the Company.  The Company shall
               -------          -------------------------
have the right to assign to one or more Permitted Assignees, and/or the right to cause one or more Permitted Assignees to assume, all or any portion of its rights and obligations under Section 4 ("Management Stockholders") and Section 5 ("Involuntary Transfers"), provided that any such assignment or assumption is
                           --------
accepted by the proposed assignee or assignees. If the Company has not exercised its right to purchase shares of Common Stock pursuant to any such Section within 20 days of receipt by the Company of the letter or notice giving rise to such right, then the Investor Stockholders shall have the right to require the Company to assign such right to one or more Permitted Assignees. If such right to purchase is assigned to a Permitted Assignee or Permitted Assignees pursuant to this Section 15.1, such Permitted Assignee or Permitted Assignees shall be deemed to be the Company for purposes of any such purchases and the seller shall be obligated to sell to such Permitted Assignee or Permitted Assignees. If the Company shall fail to promptly record the cancellation of any shares of Common Stock owned by MJD Partners on the books and records of the Company as a result of MJD Partners' indemnification obligation under Article XI of the Stock Purchase Agreement, then each Investor Stockholder shall have the right to record the cancellation of such shares on the books and records of the Company and such shares shall be deemed cancelled under the law of the State of Delaware and for all purposes of this Agreement.

          15.2. Assignment Generally.  The provisions of this Agreement shall be
                --------------------
binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns, provided that
                                                                --------
neither MJD Partners nor any MJD Principal nor any Management Stockholder shall be permitted to assign any of its rights or cause a third party to assume any of its obligations under this

Agreement, unless such assignment or assumption is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment or assumption, such assignee complies with the requirements of Section 15.4.

          15.3. Termination.  (a)  Any party to, or Person who is subject to,
                -----------
this Agreement which ceases to own any shares of Common Stock or any interest therein shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder;

provided, however, that a Transfer of shares of Common Stock not explicitly
--------  -------
permitted under this Agreement shall not relieve any Stockholder of any of its obligations hereunder. Notwithstanding the foregoing, in connection with a Transfer to an Affiliate explicitly permitted by this Agreement, prior to any such Person ceasing to be an Affiliate of the Stockholder from whom such Person acquired its shares of Common Stock, such Person shall be obligated to transfer such shares of Common Stock back to such original Stockholder and such original Stockholder shall thereupon be subject to this Agreement again.

          (b) All rights and obligations pursuant to Sections 1, 2, 3, 4, 5, 6, 8, 9, 10, 13, 14, 15.4 and 17.2 shall terminate upon an IPO. In the event that the Investor Stockholders cease to own collectively at least 10% of the issued and outstanding shares of Common Stock, all rights of the Investor Stockholders pursuant to Sections 3.4, 6, 8, 9, 10 and 17.2 shall terminate.

          15.4. Agreements to Be Bound. Notwithstanding anything to the contrary
                ----------------------
contained in this Agreement, any Transfer of shares by a Stockholder (other than pursuant to a Registration) shall be permitted under the terms of this Agreement only if (a), in the case of a Management Stockholder, such Management
         -
Stockholder shall cause the transferee of such shares of Common Stock to execute the Spousal Waiver in the form attached hereto as Exhibit C, if such transferee is an individual who resides in a state with a community property system, and
(b) the transferee of such shares of Common Stock shall agree in writing to be
 -
bound by the terms and conditions of this Agreement pursuant to an instrument of assignment and assumption reasonably satisfactory in substance and form, (i) in
                                                                          -
the case of a Transfer by an MJD Principal, to the Investor Stockholders, (ii)
                                                                           --
in the case of a Transfer by a Management Stockholder, to the Company, (iii) in
                                                                        ---
the case of a Transfer by an Investor Stockholder, to the other Investor Stockholder and MJD Partners, and (iv) in the case of a Transfer by MJD
                                   --
Partners, to the Investor Stockholders. Upon the execution of the Spousal Waiver and the instrument of assignment and assumption by such transferee, as the case may be, such transferee shall be deemed to be the relevant Stockholder, as the case may be, for all purposes of this Agreement, including, in the case of a Transfer by a Management Stockholder, the provisions of Section 4; provided, however, that Section 11 ("Exit Payments") shall not apply to any
--------  -------
transferee of MJD Partners, including a third party
transferee which has acquired MJD Partners' shares of Common Stock in accordance with Section 2.2 ("Right of First Refusal"), and the portion of any Exit Payment otherwise allocable to MJD Partners under Section 11 shall be reduced, on a pro
                                                                            ---
rata basis, by the amount of such Exit Payment attributable to the shares of
----
Common Stock so Transferred.

           16.  Defined Terms.  As used in this Agreement, the following terms
                -------------
shall have the meanings ascribed to them below:

          "Affiliate":  A Person that directly, or indirectly through one or
           ---------
more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

          "Board":  The Board of Directors of the Company.
           -----

          "Board Event":  The earliest of (i) any failure of the Company in any
           -----------                     -
Fiscal Year to achieve at least 80% of the EBITDA performance targets set forth in the Five Year Plan, as amended, for such Fiscal Year, (ii) any Management
                                                          --
Change, (iii) any Transfer by an MJD Principal in violation of this Agreement,
         ---
which violation is not cured within 30 days after written notice to the Company from either Investor Stockholder describing in reasonable detail such violation and stating that failure to effect such cure within such time period will result in a "Board Event", (iv) the increase in the Investor Stockholders' percentage
                     --
ownership of shares of Common Stock as a result of the cancellation of shares of Common Stock owned by MJD Partners with a Fair Market Value in excess of $5 million in accordance with Article XI of the Stock Purchase Agreement or the payment to the Investor Stockholders of an aggregate amount in excess of $5 million in accordance with Article XI of the Stock Purchase Agreement or any combination of the foregoing actions resulting in aggregate indemnity payments in excess of $5 million, (v) the aggregate investment in the Company and its
                          -
subsidiaries by the Investor Stockholders of at least $25 million (the calculation of such $25 million shall include the investments made by the Investor Stockholders on the Closing Date pursuant to the Stock Purchase Agreement), (vi) any default by the Company or any of its subsidiaries under any
             --
provision of any Financing Document, which default is not cured within 60 days after written notice to the Company from the Investor Stockholders describing in reasonable detail such default and stating that failure to effect such cure within such time period will result in a "Board Event" and (vii) the Transfer by
                                                            ---
MJD Partners of 25% or more of the shares of Common Stock owned by MJD Partners on the Closing Date.

          "Carousel Permitted Assignee":  Carousel and any Affiliate of
           ---------------------------
Carousel.

          "Carrying Value":  The price paid or fair market value of property
           --------------
contributed by a Stockholder for any share of Common Stock together with simple interest at a rate of 8% per annum from the date of the purchase of such share by such Stockholder through the date of the purchase by the Company less any distributions made to such Stockholder in respect of any such share (to the extent that the amount of such distributions do not exceed such simple interest), provided that the fair market value of any share of Common Stock
           --------
owned on the Closing Date shall be $342.51 on the Closing Date.

          "Cause":  A termination of a Management Stockholder's employment by
           -----
the Company or any of its subsidiaries due to (i) the refusal or neglect of the
                                               -
Management Stockholder to perform substantially his or her lawful employment-related duties, following written notice from the Company describing in reasonable detail such refusal or neglect and an opportunity for 30 days to cure the condition which is the subject of such notice, (ii) the Management
                                                    --
Stockholder's personal dishonesty, willful misconduct or breach of fiduciary duty, (iii) the Management Stockholder's conviction of or entering a plea of
       ---
guilty or nolo contendere to a crime constituting a felony or his or her willful
          ---- ----------
violation of any law, rule, or regulation (other than a traffic violation or similar offense or violation which in no way adversely affects the Company or its reputation or the ability of the Management Stockholder to perform his or her employment-related duties or to represent the Company) or (iv) the breach by
                                                               --
the Management Stockholder of any written covenant or agreement with the Company or any of its subsidiaries not to disclose any material information pertaining to the Company or such subsidiary or not to compete or interfere with the Company or such subsidiary.

          "Closing Date":  The date on which the closing under the Stock
           ------------
Purchase Agreement occurs.

          "Common Stock":  The Company's Class A Voting common stock, par value
           ------------
$.01 per share.

          "Disability":  The termination of the employment of any Management
           ----------
Stockholder by the Company or any of its subsidiaries shall be deemed to be by reason of a "Disability" if, as a result of such Management Stockholder's incapacity due to reasonably documented physical or mental illness, such Management Stockholder shall have been unable for more than six months within any 12-month period to perform his or her duties with the Company or such subsidiary on a full-time basis and within 90 days after written notice of termination has been given to such Management Stockholder, such Management Stockholder shall not have returned to the full time performance of his or her duties. The date of termination in the case of a termination for "Disability" shall be deemed to be the last day of the aforementioned 90-day period.

          "Excluded Shares":  Any shares of Common Stock issued or issuable (i)
           ---------------                                                   -
in connection with an IPO or public offering of debt securities by the Company or (ii) to any employee of the Company or any of its subsidiaries in connection
    --
with the Stock Option Plan or any other employee incentive or bonus program duly authorized pursuant to this Agreement and by the Board.

          "50% Condition":  As defined in Section 1.3(b).
           -------------

          "Financial Advisory Agreements":  The Financial Advisory Agreements,
           -----------------------------
each dated as of the date hereof, as the same shall be amended from time to time, between the Company and each of Carousel and Kelso and Company, L.P.

          "First Investment Period":  The period commencing on the date hereof
           -----------------------
and ending 18 months thereafter.

          "Fiscal Year":  A year beginning on January 1 of one calendar year and
           -----------
ending on December 31 of the same calendar year, or such other fiscal year as the Board may hereafter determine; provided, however, that the term "Fiscal
                                   --------  -------
Year" shall mean with respect to the Company's first period of operations the period commencing on the Closing Date and ending on December 31 of the same calendar year.

          "Founders":  Bergstein, Bugger, Meyer Haberman, Johnson and Thomas.
           --------

          "Good Reason":  A termination of a Management Stockholder's employment
           -----------
with the Company or any of its subsidiaries shall be for "Good Reason" if such Management Stockholder voluntarily terminates his employment with the Company or any of its subsidiaries as a result of either of the following:

          (i) without the Management Stockholder's prior written consent, a significant reduction by the Company or such subsidiary of his or her current salary, other than any such reduction which is part of a general salary reduction or other concessionary arrangement affecting all employees or affecting the group of employees of which the Management Stockholder is a member (after receipt by the Company of written notice and a 20 day cure period), or a significant reduction in the level of authority theretofore exercised by the Management Stockholder, provided that the degree of
                                              --------
     acquisition activity by the

     Company and its subsidiaries shall not be taken into consideration when determining the Management Stockholder's level of authority; or

          (ii) the taking of any action by the Company or such subsidiary that would substantially diminish the aggregate value of the benefits provided him or her under the Company's or any of its subsidiaries' accident, disability, life insurance and any other employee benefit plans in which he or she was participating on the date of his or her execution of this Agreement, other than any such reduction which is (A) required by law, (B)
                                                        -                    -
     implemented in connection with a general concessionary arrangement affecting all employees or affecting the group of employees of which the Management Stockholder is a member or (C) generally applicable to all
                                            -
     beneficiaries of such plans.

          "IPO":  A Registration that covers (together with any prior effective
           ---
Registrations) (i) 50% or more of the aggregate number of shares of Common Stock
                -
then outstanding or (ii) shares of Common Stock that, after the closing of such
                     --
Registration, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

          "Kelso Permitted Assignee":  KIA V, KEP V, any Affiliate of KIA V, any
           ------------------------
Affiliate of KEP V, any KIA V Designee and any Affiliate of a KIA V Designee.

          "KIA V Designee":  Any of the following individuals: Louis and
           --------------
Patricia Kelso Trust, John Rutledge, U. Bertram Ellis, Jr. and each of the members of the board of directors of Kelso & Companies, Inc. and any permitted transferee of any such person under their respective stockholders agreement with Kelso.

          "Management Agreement":  The Management Services Agreement, dated as
           --------------------
of January 1, 1997, as amended and restated as of the Closing Date in the form attached hereto as Exhibit D, and as the same shall be further amended from time to time pursuant to the terms of this Agreement, by and between MJD Partners, Inc. and the Company.

          "Management Change":  Failure for any reason of Johnson or Thomas to
           -----------------
devote a substantial amount of his respective time to the management and operation of the Company's and its subsidiaries' rural telephone business, unless within 60 days of such Person ceasing to devote such time to the management and operation of such business an individual has been designated to replace such Person by MJD Partners and such individual has been agreed to by the Investor Stockholders in their sole discretion.

          "Permitted Assignee":  Any Carousel Permitted Assignee, any Kelso
           ------------------
Permitted Assignee or any third party reasonably acceptable to the Investor Stockholder which has not arranged with such third party for the acquisition by it of shares of Common Stock.

          "Person":  An individual, corporation, limited liability company,
           ------
partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registration":  The closing of a public offering pursuant to an
           ------------
effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Registration Rights Agreement":  The Registration Rights Agreement,
           -----------------------------
dated as of the date hereof, as the same shall be amended from time to time, among the Company, Carousel, KIA V, KEP V and MJD Partners.

          "Sale of the Company":  Either (i) a sale by Carousel and/or Kelso of
           -------------------            -
all of the shares of Common Stock owned by them to one or more third parties or
(ii) a sale of all or substantially all of the Company's and its subsidiaries'
 --
assets.

          "Stock Option Plan":  A stock option plan of the Company which,
           -----------------
subject to Section 10 and the approval by the Board or the Compensation Committee, (i) will cover up to 5% of the Company's capital stock and (ii) will
            -                                                          --
be established upon the recommendation of the chief executive officer.

          "Stock Purchase Agreement":  The Stock Purchase Agreement, dated as of
           ------------------------
March 6, 1997, as the same shall be amended from time to time, among the Company, MJD Partners, Carousel, KIA V and KEP V.

          "Transfer (or any variation thereof used herein)": Any direct or
           -----------------------------------------------
indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal or any arrangement or agreement with respect to any of the foregoing.

          17.  Miscellaneous.   17.1. Recapitalizations, Exchanges, etc.
               -------------          ----------------------------------
Affecting the Common Stock.  Except as otherwise provided herein, the provisions
--------------------------
of this Agreement shall apply to the full extent set forth herein with respect to (a) the shares of Common Stock and (b) any and all shares of capital stock of
    -                                  -
the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

          17.2. Non-Competition Agreement.  In order to induce the Investor
                -------------------------
Stockholders to enter into the Stock Purchase Agreement and this Agreement and in consideration of the contemplated purchase by the Company of each Management Stockholder's shares of Common Stock in accordance with Section 4, Eugene B. Johnson, Jack H. Thomas, John P. Duda and Walter E. Leach, Jr. agrees that from the date of the termination of his or her employment with the Company or any of its subsidiaries for any reason until the second anniversary of such termination, such Person will not become, directly or indirectly, associated in any way with any Person, whether as principal, owner, partner, consultant, advisor, agent, employee, director, independent contractor, member, stockholder or otherwise (other than a holder of less than 5% of the outstanding shares of any class of equity securities of a public company), that is actively engaged in the ownership, management or operation of any telephone company, other access provider or other Person, any of which competes or has any plans to compete with the Company or any of its subsidiaries in regard to the activities of the Company or any of its subsidiaries being conducted at the time of such termination or which are planned at the time of such termination.

          17.3. No Third Party Beneficiaries.  Except as otherwise provided
                ----------------------------
herein, this Agreement is not intended to confer upon any Person, except for the parties hereto, any rights or remedies hereunder.

          17.4. Mechanics of Payment.  If at any time the Company purchases any
                --------------------
shares of Common Stock pursuant to this Agreement, the Company may pay the purchase price determined under this Agreement for the shares of Common Stock it purchases by wire transfer of funds or company check in the amount of the purchase price, and upon receipt of payment of such purchase price or, pursuant to Section 7, any portion thereof, the seller shall deliver the certificates representing the number of shares of Common Stock being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to make any payment for shares of Common Stock purchased hereunder until delivery to it of the certificates representing such shares or evidence or an affidavit, in either case in form and substance reasonably satisfactory to the Company of loss, theft or destruction of such certificates. If the Company is purchasing less than all the shares of Common Stock represented by a single certificate, the Company shall deliver to the seller a certificate for any unpurchased shares of Common Stock.

          17.5.  Further Assurances.  Each party hereto or Person subject hereto
                 ------------------
shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          17.6.  Amendment and Modification.  This Agreement may be amended,
                 --------------------------
modified or supplemented only by the written agreement of the Company, Carousel, Kelso and MJD Partners. Notwithstanding the foregoing, this Agreement may not be amended, modified or supplemented without the prior written consent of a majority in interest of the Management Stockholders (based on the number of shares of Common Stock owned by each Management Stockholder at the time of such amendment, modification or supplement) if such amendment, modification or supplement could reasonably be expected to adversely affect the Management Stockholders.

          17.7.  Governing Law.  This Agreement and the rights and obligations
                 -------------
of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

          17.8.  Invalidity of Provision.  The invalidity or unenforceability of
                 -----------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          17.9.  Notices.  All notices, requests, demands, letters, waivers and
                 -------
other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                                    -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:
                                                   -

(i)  If to the Company, to it at:

          MJD Communications, Inc.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention:  Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121
          with a copy to:

          Carousel Capital Partners, L.P.
          4201 Congress Street, Suite 440
          Charlotte, North Carolina  28209
          Attention:  Mr. Nelson Schwab, III
                      Mr. Reid G. Leggett
          Phone:  (704) 643-3333
          Fax:  (704) 643-6403

          Kelso & Company
          320 Park Avenue, 24th Floor
          New York, New York  10022
          Attention:  James J. Connors, II, Esq.
          Phone:  (212) 751-3939
          Fax:  (212) 223-2379

 (ii)     If to Carousel, to it at:

          Carousel Capital Partners, L.P.
          4201 Congress Street, Suite 440
          Charlotte, North Carolina  28209
          Attention:  Mr. Nelson Schwab, III
                      Mr. Reid G. Leggett
          Phone:  (704) 643-3333
          Fax:  (704) 643-6403

          with a copy to:

          Kennedy Covington Lobdell & Hickman, L.L.P.
          NationsBank Corporate Center
          100 North Tryon Street, Suite 4200
          Charlotte, North Carolina  28202-4006
          Attention:  Stephen K. Rhyne, Esq.
          Phone:  (704) 331-7400
          Fax:  (704) 331-7598

 (iii)  If to KIA V or KEP V, to it at:

          Kelso & Company
          320 Park Avenue, 24th Floor
          New York, New York  10022
          Attention:  James J. Connors, II, Esq.
          Phone:  (212) 751-3939
          Fax:  (212) 223-2379

          with a copy to:

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York  10022
          Attention:  Richard D. Bohm, Esq.
          Phone:  (212) 909-6226
          Fax:    (212) 909-6836

(iv)    If to MJD Partners or MJD Inc., to it at:

          MJD Partners, L.P.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention:  Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121

          with a copy to:

          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue
          New York, New York  10022
          Attention:  Neil A. Torpey, Esq.
          Phone:  (212) 318-6034
          Fax:    (212) 319-4090

(v)     If to any of the MJD Principals, to him at:

          MJD Partners, L.P.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention:  Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121

          with a copy to:

          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue
          New York, New York  10022
          Attention:  Neil A. Torpey, Esq.
          Phone:  (212) 318-6034
          Fax:    (212) 319-4090

(vi) If to a Management Stockholder, to him or her, as listed below his or her name on the signature pages hereto.

or to such other Person or address as any party shall specify by notice in writing to the Company and the other parties hereto. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery,
                    -
(x) if by certified or registered mail, on the fifth business day after the
 -
mailing thereof, (y) if by next-day or overnight mail or delivery, on the day
                  -
delivered or (z) if by fax, on the next day following the day on which such fax
              -
was sent, provided that a copy is also sent by certified or registered mail.
          --------

          17.10.  Headings; Execution in Counterparts.  The headings and
                  -----------------------------------
captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          17.11.  Injunctive Relief.  The shares of Common Stock cannot readily
                  -----------------
be purchased or sold in the open market, and for that reason, among others, the parties hereto would be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which any such party may have.

          17.12.  Entire Agreement.  This Agreement, together with the Stock
                  ----------------
Purchase Agreement and the Registration Rights Agreement, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the shares of Common Stock, other than those expressly set forth or referred to herein or as set forth in the Stock Purchase Agreement or the Registration Rights Agreement. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto, effective as of the date first above written.


                               MJD COMMUNICATIONS, INC.


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               CAROUSEL CAPITAL PARTNERS, L.P.

                               By: Carousel Capital Company, L.L.C.,
                                   its General Partner


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               KELSO INVESTMENT ASSOCIATES V, L.P.

                               By: Kelso Partners V, L.P., its General Partner


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               KELSO EQUITY PARTNERS V, L.P.


                               By:
                                  --------------------------------
                                  Name:
                                  Title:

                               MJD PARTNERS, L.P.

                               By:  MJD Partners, Inc., its General Partner


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               MJD PARTNERS, INC.


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               BUGGER ASSOCIATES, INC.


                               By:
                                  --------------------------------
                                  Name:
                                  Title:



                               -----------------------------------
                               Daniel G. Bergstein



                               -----------------------------------
                               John P. Duda
                               6733 N. Baltusrol Lane
                               Charlotte, NC 28210



                               -----------------------------------
                               Meyer Haberman

                               -----------------------------------
                               Lisa R. Hood
                               P.O. Box 486
                               Bucklin, KS 67834



                               -----------------------------------
                               Eugene B. Johnson



                               -----------------------------------
                               Walter E. Leach, Jr.
                               6419 Sharon Hills Road
                               Charlotte, NC 28210



                               -----------------------------------
                               Peter G. Nixon
                               P.O. Box 302
                               Westfield, NY 14787



                               -----------------------------------
                               Michael J. Stein
                               3016 Toalson
                               Dodge City, KS 67801



                               -----------------------------------
                               Jack H. Thomas



                               -----------------------------------
                               Joel Bergstein



                               -----------------------------------
                               Michael Bergstein

                               -----------------------------------
                               Lindy Sobel Bergstein

                               TABLE OF CONTENTS


                                                                           Page


1.  Restrictions on Transfer of Common Stock...............................   1
        1.1.  Restrictions on Transfers by Kelso...........................   1
        1.2.  Restrictions on Transfers by Carousel........................   2
        1.3.  Restrictions on Transfers by MJD Partners and Bugger.........   2
        1.4.  Restrictions on Transfers by MJD Principals..................   3
        1.5.  De Minimis Transfers.........................................   4
        1.6.  Restrictions on Transfers by Management Stockholders.........   4
        1.7.  Treatment of Certain Bergstein Family Members................   5

2.  Sales by MJD Partners to Third Parties.................................   5
        2.1.  General......................................................   5
        2.2.  Right of First Refusal.......................................   6
        2.3.  Tag-Along Rights.............................................   8

3.  Sales by Investor Stockholders to Third Parties........................   8
        3.1.  General......................................................   8
        3.2.  Right of First Offer.........................................   8
        3.3.  Tag-Along Rights.............................................  10
        3.4.  Drag-Along Rights............................................  10

4.  Management Stockholders................................................  11
        4.1.  Sale by Management Stockholders to the Company...............  11
        4.2.  Notice to the Company........................................  11
        4.3.  Right of the Company to Purchase.............................  11
        4.4.  Notice to Management Stockholders............................  12
        4.5.  Payment......................................................  12
        4.6.  Appraisal....................................................  14
        4.7.  Fair Market Value............................................  14
        4.8.  Notice to Stockholders.......................................  15
        4.9.  Acknowledgment of Status.....................................  15

5.  Involuntary Transfers..................................................  15

6.  Auction Sale Procedure................................................... 16
       6.1.  General......................................................... 16
       6.2.  Retention of Investment Bank.................................... 16
       6.3.  Preparation of Confidential Memorandum.......................... 17
       6.4.  Auction Procedures.............................................. 17
       6.5.  Selection of Bid................................................ 17
       6.6.  Negotiation of Sale Agreement................................... 17
       6.7.  Information Regarding Auction................................... 18
       6.8.  Right of Remaining Stockholders to Bid.......................... 18
       6.9.  Cooperation..................................................... 18

7.  Prohibited Purchases..................................................... 19

8.  Issuance of Additional Shares of Common Stock............................ 20
       8.1.  Preemptive Rights of the Investor Stockholders and MJD
         Partners............................................................ 20
       8.2.  Investments made before the end of the First Investment
         Period.............................................................. 20
       8.3.  Investments made after the end of the First Investment
         Period.............................................................. 21
       8.4.  Participation by Carousel, Kelso and MJD Partners............... 21
       8.5.  New Investments................................................. 22

9.  Election of Directors.................................................... 23
       9.1.  Initial Board Make-Up of the Company............................ 23
       9.2.  Board Make-Up of the Company following a Board Event............ 23
       9.3.  Five Year Plan and Annual Business Plan......................... 23
       9.4.  Records and Reports, etc........................................ 23
       9.5.  Board Meetings, Committees, etc................................. 25
       9.6.  Board Make-Up of the Company's Subsidiaries..................... 25
       9.7.  Irrevocable Proxy............................................... 25

10.  Actions Requiring Approval of the Investor Stockholders................. 25
       10.1.  General........................................................ 25
       10.2.  After Additional Investments................................... 27

11.  Exit Payments........................................................... 27
       11.1.  General........................................................ 27
       11.2.  Equitable Allocations.......................................... 28
       11.3.  Procedures for Payment; Characterization of Exit Payments;
          Tax Reporting...................................................... 28
       11.4.  Limitation..................................................... 29
       11.5.  Permitted Assignees............................................ 29

12.  Stock Certificate Legends............................................... 29

13.  Absence of Other Arrangements........................................... 30

14.  New Management Stockholders............................................. 31

15.  Parties................................................................. 31
       15.1.  Assignment by the Company...................................... 31
       15.2.  Assignment Generally........................................... 31
       15.3.  Termination.................................................... 32
       15.4.  Agreements to Be Bound......................................... 32

16.  Defined Terms........................................................... 33

17.  Miscellaneous........................................................... 37
       17.1.  Recapitalizations, Exchanges, etc. Affecting the Common
          Stock.............................................................. 37
       17.2.  Non-Competition Agreement...................................... 38
       17.3.  No Third Party Beneficiaries................................... 38
       17.4.  Mechanics of Payment........................................... 38
       17.5.  Further Assurances............................................. 39
       17.6.  Amendment and Modification..................................... 39
       17.7.  Governing Law.................................................. 39
       17.8.  Invalidity of Provision........................................ 39
       17.9.  Notices........................................................ 39
       17.10.  Headings; Execution in Counterparts........................... 42
       17.11.  Injunctive Relief............................................. 42
       17.12.  Entire Agreement.............................................. 43

SCHEDULES

Schedule A      Management Stockholders


EXHIBITS

Exhibit A       Investment Guidelines
Exhibit B       Five Year Plan
Exhibit C       Spousal Waiver
Exhibit D       Amended and Restated Management Agreement

================================================================================




                            STOCKHOLDERS' AGREEMENT


                                       OF


                            MJD COMMUNICATIONS, INC.









                           Dated as of July 31, 1997



================================================================================

                                                                       Exhibit A



                             Investment Guidelines
                             ---------------------

1. The proposed investment shall be an investment in a rural local exchange carrier.

2. The projected pre-tax internal rate of return for the proposed investment shall be 30% or more based on projections presented to and accepted by the Investor Stockholders.

3.   The proposed investment shall be recommended by Johnson and Thomas.

                                                                       Exhibit B



                                 Five Year Plan
                                 --------------


                                 See attached.

                                                                       Exhibit C



                                 Spousal Waiver
                                 --------------



       _________________ [insert name of spouse] hereby waives and releases any and all equitable or legal claims and rights, actual, inchoate or contingent, which ___________ [insert he or she] may acquire with respect to the disposition, voting or control of the shares of Common Stock subject to the Stockholders' Agreement of MJD Communications, Inc., dated as of July 31, 1997, as the same shall be amended from time to time, except for rights in respect of the proceeds of any disposition of such Common Stock.


                         -------------------------
                         [signature of spouse]

                                                                      Schedule A



                            Management Stockholders
                            -----------------------


     John P. Duda
     Lisa R. Hood
     Eugene B. Johnson
     Walter E. Leach, Jr.
     Peter G. Nixon
     Michael J. Stein
     Jack H. Thomas